UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: January 12, 2006
COMPREHENSIVE CARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9927	95-2594724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 South Hoover Boulevard Suite 200 Tampa, Florida		33609

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 288-4808
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 12, 2006, the Company issued a press release, furnished herewith as Exhibit 99.1 and incorporated herein by reference, to report that Comprehensive Care Corporation (OTCBB:CHCR) (CompCare), a company specializing in managed behavioral healthcare and employee assistance services through its operating subsidiaries, today reported results for the second quarter of Fiscal 2006 ended November 30, 2005 and for the six months ended November 30, 2005. Net income for the quarter ended November 30, 2005 was $108,000, or $0.01 earnings per diluted share, compared to a net loss of $297,000 or $0.05 loss per share for the prior quarter, and net income of $103,000, or $0.02 earnings per diluted share, for the quarter ended November 30, 2004. For the six months ended November 30, 2005, the net loss was $189,000, or $0.03 per share. This compares to net income of $194,000, or $0.04 per diluted share, for the six months ended November 30, 2004.
Operating revenues were $6.8 million and $13.1 million, respectively, for the three and six months ended November 30, 2005 compared to operating revenues of $6.2 million and $12.3 million, respectively, for the three and six months ended November 30, 2004. The increase in operating revenues during Fiscal 2006 is primarily attributed to the previously announced new health plan client in Pennsylvania.
Item 9.01. Financial Statements and Exhibits.
(a)   Financial Statements. None.
(b)   Pro Forma Financial Information. None.
(c)   Exhibits. See Exhibit Index immediately following the signature page hereto.
CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain information included in this report on Form 8-K and in other Company reports, SEC filings, statements, and presentations is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements concerning the Company’s anticipated operating results, financial resources, increases in revenues, increased profitability, interest expense, growth and expansion, and the ability to obtain new behavioral healthcare contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect actual results and cause them to differ materially from expectations expressed herein and in other Company reports, SEC filings, statements, and presentations. These risks and uncertainties include, but are not limited to, changes in local, regional, and national economic and political conditions, the effect of governmental regulation, competitive market conditions, varying trends in member utilization, our ability to manage healthcare operating expenses, the profitability of our capitated contracts, cost of care, seasonality, and other risks detailed from time to time in the Company’s SEC reports.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION
By:	/s/ Robert J. Landis
	Name:	Robert J. Landis
	Title:	Chairman of the Board, Chief Financial Officer and Treasurer

Date: January 12, 2006
EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 12, 2006

3